UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2021

 Markforged Holding Corporation

(Exact name of registrant as specified in charter)

Delaware	001-39453	98-154859
(State or other jurisdiction of incorporation) 480 Pleasant Street Watertown, MA 02472 (Address of principal executive offices)	Commission File number	(I.R.S. Employer Identification Number) 02472 (Zip Code)

(415) 480-1752
(Registrant’s telephone number, including area code)

one

16 Funston Avenue, Suite A
The Presidio of San Francisco

San Francisco, California
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MKFG	New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	MKFG.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on February 23, 2021, one, a Cayman Islands exempted company (“AONE”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Caspian Merger Sub Inc., a wholly owned subsidiary of AONE (“Merger Sub”), and MarkForged, Inc. (“Markforged”), pursuant to which (i) AONE would deregister as a Cayman Islands company and domesticate as a corporation in the State of Delaware and would be renamed “Markforged Holding Corporation” (the “Domestication”) and (ii) Merger Sub would merge with and into Markforged, with Markforged surviving as a wholly owned subsidiary of Markforged Holding Corporation (the “Merger”). AONE's shareholders approved the transactions contemplated by the Merger Agreement on July 13, 2021, and the Domestication and the Merger were completed on July 14, 2021.

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 13, 2021, at the Extraordinary General Meeting (the “Extraordinary General Meeting”) of AONE, holders of 18,809,805 of AONE’s ordinary shares, which represented 69.99% of the ordinary shares outstanding and entitled to vote as of the record date of May 28, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the AONE shareholders at the Extraordinary General Meeting are set forth below:

1.	PROPOSAL 1 – The BCA Proposal - to approve by ordinary resolution and adopt the Agreement and Plan of Merger, dated as of February 23, 2021 (the “Merger Agreement”), by and among one (“AONE”), Caspian Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of AONE (“Merger Sub”) and MarkForged, Inc. (“Markforged”), a copy of which is attached to the proxy statement/prospectus statement as Annex A. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Markforged (the “Merger”), with Markforged surviving the Merger as a wholly owned subsidiary of Markforged Holding Corporation, in accordance with the terms and subject to the conditions of the Merger Agreement as more fully described elsewhere in the proxy statement/prospectus.

The voting results with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
17,965,927	735,942	107,936	N/A

2.	PROPOSAL 2 – The Domestication Proposal – to approve by special resolution, the change of AONE’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware.

The voting results with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
17,965,348	736,172	108,285	N/A

3.	PROPOSAL 3 – Organizational Documents Proposal A – to authorize the change in the authorized capital stock of AONE from 400,000,000 Class A ordinary shares, par value $0.0001 per share, 10,000,000 Class B ordinary shares, par value $0.0001 per share, and 1,000,000 preferred shares, par value $0.0001 per share (the “AONE preferred shares”), to 1,000,000,000 shares of common stock, par value $0.0001 per share, of Markforged Holding Corporation and 100,000,000 shares of preferred stock, par value $0.0001 per share, of Markforged Holding Corporation (the “Markforged Holding Preferred Stock”).

The voting results with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
16,238,109	2,447,229	124,467	N/A

4.	PROPOSAL 4 – Organizational Documents Proposal B – to authorize the board of directors of Markforged Holding Corporation to issue any or all shares of Markforged Holding Preferred Stock in one or more classes or series, with such terms and conditions as may be expressly determined by the Markforged Holding Corporation board of directors and as may be permitted by the DGCL.

The voting results with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
16,245,893	2,441,256	122,656	N/A

5.	PROPOSAL 5 – Organizational Documents Proposal C – to provide that the Certificate of Incorporation may only be amended by the affirmative vote of at least a majority of the outstanding shares of capital stock, with certain exceptions, to provide that the Bylaws may only be amended by the board of directors or by the affirmative vote of at least two-thirds of the outstanding shares of capital stock, with certain exceptions, and to provide that a majority of the outstanding shares entitled to vote shall constitute a quorum at any meeting of stockholders.

The voting results with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,859,608	2,838,144	112,053	N/A

6.	PROPOSAL 6 – Organizational Documents Proposal D – to authorize all other changes in connection with the replacement of the Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws in connection with the consummation of the Business Combination (copies of which are attached to the proxy statement/prospectus as Annex J and Annex K, respectively), including: (1) changing the corporate name from “one” to “Markforged Holding Corporation”, (2) adopting Delaware as the exclusive forum for certain stockholder litigation and the United States Federal District Courts as the exclusive forum for litigation arising out of the Securities Act, (3) removing the provision waiving directors’ and officers’ obligations to present a corporate opportunity to AONE, (4) providing that directors may be removed by stockholders only for cause, (5) providing that any action to be taken by stockholders may only be taken at a meeting of stockholders, and may not be taken by written consent in lieu thereof, (6) making Markforged Holding Corporation’s corporate existence perpetual and (7) removing certain provisions related to AONE’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination.

The voting results with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
16,727,297	1,967,770	114,738	N/A

7.	PROPOSAL 7 – The Director Proposal – to approve the composition of the board of directors of Markforged Holding Corporation effective immediately following the consummation of the Business Combination.

The voting results with respect to the Director Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
5,375,000	0	0	N/A

Only the holders of AONE's Class B ordinary shares were permitted to vote in the Director Proposal.

8.	PROPOSAL 8 – The Stock Issuance Proposal – to approve by ordinary resolution for purposes of complying with the applicable provisions of NYSE Listing Rule 312.03, the issuance of Markforged Holding Common Stock to (a) the PIPE Investors pursuant to the PIPE Investment and (b) the Markforged Stockholders pursuant to the Merger Agreement.

The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,957,256	739,193	113,356	N/A

9.	PROPOSAL 9 – The Incentive Plan Proposal – to approve by ordinary resolution, the Markforged Holding Corporation 2021 Stock Option and Incentive Plan.

The voting results with respect to the Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
15,787,507	2,894,502	127,796	N/A

10.	PROPOSAL 10 – The ESPP Proposal – to approve by ordinary resolution, the Markforged Holding Corporation 2021 Employee Stock Purchase Plan.

The voting results with respect to the ESPP Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
17,538,337	1,156,702	114,766	N/A

11.	PROPOSAL 11 – The Adjournment Proposal – to consider and vote upon a proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the extraordinary general meeting.

The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
17,939,615	751,131	119,059	N/A

Item 7.01 Regulation FD Disclosure

On July 14, 2021, Markforged Holding Corporation issued a press release with respect to the consummation of the transactions contemplated by the Merger Agreement, a copy of which is attached as Exhibit 99.1 hereto, and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated July 14, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Markforged Holding Corporation
Date: July 14, 2021
	By:	/s/ Shai Terem
	Name:	Shai Terem
	Title:	President and Chief Executive Officer